Putnam
New York
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam New York Tax Exempt Income Fund's recently concluded fiscal year coincided with one of the more anxiety-driven times in recent memory.
Uncertainties generated by the Federal Reserve Board's interest-rate policy, the slowing pace of the economy, and the dramatic aftermath of the presidential election have all contributed to the general sense of unease.

Typically, in such an environment, investors are drawn to the relative security of fixed-income investments. In this case, they have also been increasingly drawn to the tax advantages of municipal bonds, helping to boost demand in the face of a diminishing supply. Consequently, your fund, under some pressure during the first half of its 2000 fiscal year, completed the year with solid performance.

Seasoned investors realize that uncertainties such as we have recently experienced are usually transitory. Your fund's manager, David Hamlin, successfully positioned the fund to benefit as the market shifted into a more favorable climate. We are confident that his strategies will enable it to take full advantages of the opportunities available in fiscal 2001.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 17, 2001

REPORT FROM FUND MANAGEMENT

David E. Hamlin

For the 12 months ended November 30, 2000, shareholders of Putnam New
York Tax Exempt Income Fund may have felt as if they just got off a roller coaster -- a little dazed but pleased they came along for the ride. In the early months of the fiscal year, municipal bonds, along with most fixed-income investments, were overshadowed by the soaring stock market. However, when the Nasdaq plunged in March and set off a long string of declines in other equity markets, bonds suddenly were the place to be. As the year wore on, questions about the direction of interest rates and the U.S. presidential election fueled greater uncertainty. Attracted by the relative safety and predictability of fixed-income investments, investors began to favor bonds, pushing their prices higher. Municipal bonds enjoyed an additional benefit: the strength of the U.S. economy has been generating greater personal wealth, which investors are eager to shelter from taxes. The fund's performance reflects the positive impact of these developments.

Total return for 12 months ended 11/30/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
    8.07%   3.00%    7.37%   2.37%    7.33%   6.33%    7.74%   4.24%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* MUNICIPAL BONDS RALLIED WHILE CREDIT YIELD SPREADS WIDENED

During the past year, investors have been reminded of one of the basic principles of investing: when the financial markets turn around, they move so fast that those who aren't already positioned in the recovering sector are probably too late to benefit. After the stock market's rally came to a sudden halt, the municipal bond market, which had begun to anticipate the beginning of an economic slowdown, delivered better performance to investors who had maintained their positions.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation        23.6%

Education             22.3%

Utilities             14.8%

Housing               10.0%

Health care            6.5%

Footnote reads:
*Based on net assets as of 11/30/00. Holdings will vary over time.


For most of the second half of your fund's fiscal year, we've seen positive total returns as interest rates in the municipal market peaked and fell. In tandem with declining interest rates and strong demand for high quality bonds, the AAA/Aaa sector of the municipal market has rallied the most. With 43% of its total assets invested in AAA/Aaa-rated or insured New York municipal bonds on November 30, 2000, your fund benefited from this trend.

* ESSENTIAL SERVICE SECTORS OFFER PROMISE

Given recent evidence that the economy is slowing a bit, we have sought to improve the diversification of the fund's assets across the essential service sectors. We expect these industries to weather either a potential recession or soft landing better than the retail or real estate sectors, which are more dependent on strong economic growth.
After more than four years of underperformance, the hospital sector appears poised for a turnaround. Following the Balanced Budget Act of 1997, which mandated lower Medicare reimbursements, the industry endured massive restructurings and cost-cutting programs, which helped strengthen hospitals in the long run. Today, hospitals are benefiting from larger reimbursements from Congress just as they are becoming more profitable.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 43.7%

Aa/AA -- 9.9%

A -- 29.6%

Baa/BBB -- 13.1%

Ba/BB -- 2.5%

B -- 1.2%

Footnote reads:
*As a percentage of market value as of 11/30/00. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality.
 Ratings will vary over time.


"When the Nasdaq plunged in March and set off a string of declines in the equity markets, bonds suddenly were the place to be."

-- David E. Hamlin, portfolio manager

The fund's recent investment in Westchester County New York Healthcare
Corporation is well positioned to benefit from improving fundamentals.
These bonds are rated A3 by Moody's (lower quality but still investment grade). While affluent Westchester County is not directly responsible for this hospital, its commitment to quality health care provides additional benefits to the facility. We also added New York Dormitory
Authority revenue bonds for Mount Sinai Health, which are rated Baa1
(Moody's) and BBB+ (Standard & Poor's). While these holdings, and others discussed in this report, were viewed favorably at the end of the period, they are subject to review and adjustment in accordance with the fund's investment strategy, and may vary in the future.

Education also offers attractive opportunities. We purchased bonds issued by the New York City Industrial Development Authority for
Brooklyn Polytechnic University. They are being used to finance campus improvements and carry a 6.20% yield. This strong regional technical university has a sizable endowment, resulting in a Baa3 and BBB rating by Moody's and Standard and Poor's for the bonds. We also added
University of Puerto Rico bonds, which are MBIA insured.

We found additional opportunities in Puerto Rico within the utility sector. For example, we bought AES Cogen Facilities bonds issued by the Puerto Rico Infrastructure Finance Authority (IFA), which will finance a state-of-the-art coal-fired electricity plant. The majority of the country's power plants are petroleum based, and this facility will help the country reduce its dependence on imported oil. We also purchased IFA bonds that are being used to improve Puerto Rico's water and sewer system. The bonds, in effect, have an AAA rating, since they are backed by U.S. Treasury securities. Interestingly, the U.S. Treasury securities were purchased with proceeds raised during the privatization of Puerto
Rico's telephone system.

* SOUND FISCAL MANAGEMENT REDUCED BOND ISSUANCE

Like much of the nation, the Empire State is enjoying strong economic growth that has produced sizable budget surpluses. In fact, New York
City just recorded 20 consecutive years of operating surpluses, despite a heavy debt burden. Its surplus for fiscal 2000 was the largest in its recorded history. Governor Pataki and the state legislature approved the Debt Reform Act of 2000 with broad bipartisan effort. The passage of this bill, which places restrictions on Albany's ability to issue new debt, boosts the state's political credibility, because it preserves the status quo debt burden level and minimizes the risk of any increase in the state's debt. Given these positive developments, both New York City and New York state bonds received credit upgrades from the rating agencies, positively affecting the prices of bonds held in your fund's portfolio.

In contrast to 1999, the level of new issuance in New York has been lighter this year. Higher interest rates, particularly in the first half of 2000, effectively curtailed the number of municipal refinancings.
However, the distribution of proceeds from the tobacco industry's settlement has brought a whole new class of municipal securities that enable counties to securitize their prospective receipts. These "tobacco bonds" have received investment grade ratings from the major rating agencies -- typically A to AA.

We chose not to participate in the initial offering of these bonds for two reasons. First of all, we do not believe their current rating accurately reflects their credit risk and have assigned them a lower rating internally. A large part of the bonds' credit ratings are predicated on the future growth of demand for cigarettes, and we were not comfortable with this outlook at the time of the initial offering.
Secondly, issuance in the sector was heavy, and we did not think there was enough market interest to support the initial offering prices. These bonds have underperformed, confirming our reservations.

* MARKET FACTORS DICTATED NEUTRAL BIAS

The Fed did not raise interest rates in November or December and, in a surprise move on January 3, it lowered short-term interest rates from 6.5% to 6%. There is evidence that the economy is slowing and the desired soft landing is becoming more of a reality. However, we are not willing to take on incremental risk at this time, and until more visible trends present themselves, our decision-making will reflect a neutral bias.

The views expressed here are exclusively those of Putnam Management.
They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam
New York Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal, New York state, and New York
City personal income tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 11/30/00

                     Class A         Class B         Class C         Class M
(inception dates)   (9/2/83)        (1/4/93)        (7/26/99)       (4/10/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            8.07%   3.00%   7.37%   2.37%   7.33%   6.33%   7.74%   4.24%
------------------------------------------------------------------------------
5 years          25.69   19.68   21.79   19.89   20.37   20.37   23.93   19.92
Annual average    4.68    3.66    4.02    3.69    3.78    3.78    4.38    3.70
------------------------------------------------------------------------------
10 years         89.95   80.83   76.66   76.66   74.69   74.69   83.33   77.31
Annual average    6.63    6.10    5.86    5.86    5.74    5.74    6.25    5.89
------------------------------------------------------------------------------
Annual average
(life of fund)    8.31    8.01    7.47    7.47    7.43    7.43    7.86    7.65
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/00

                                 Lehman Brothers         Consumer
                              Municipal Bond Index      price index
------------------------------------------------------------------------
1 year                               8.18%                 3.44%
------------------------------------------------------------------------
5 years                             30.88                 13.26
Annual average                       5.53                  2.52
------------------------------------------------------------------------
10 years                            98.76                 30.19
Annual average                       7.11                  2.67
------------------------------------------------------------------------
Annual average
(life of fund)                       8.76                  3.26
------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class
M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 11/30/90

                                  Lehman Brothers
               Fund's class A      Municipal Bond     Consumer price
Date           shares at POP           Index              index

11/30/90           9,425              10,000              10,000
11/30/91          10,619              11,026              10,299
11/30/92          11,893              12,132              10,613
11/30/93          13,361              13,477              10,897
11/30/94          12,517              12,772              11,188
11/30/95          14,468              15,186              11,495
11/30/96          14,959              16,080              11,861
11/30/97          16,122              17,234              12,085
11/30/98          17,222              18,573              12,272
11/30/99          16,511              18,372              12,586
11/30/00         $18,083             $19,876             $13,019

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $17,666 and $17,469, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $18,333 ($17,731 at public offering price). See first page of performance section for performance calculation method.


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PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/00

                                  Class A         Class B         Class C         Class M
--------------------------------------------------------------------------------------------
Distributions (number)              12              12              12              12
--------------------------------------------------------------------------------------------
Income 1                        $0.44997        $0.39470        $0.38195        $0.424518
--------------------------------------------------------------------------------------------
Capital gains 1                     --              --              --              --
--------------------------------------------------------------------------------------------
  Total                         $0.449979      $0.394702        $0.381951       $0.424518
--------------------------------------------------------------------------------------------
Share value:                   NAV     POP         NAV             NAV         NAV     POP
--------------------------------------------------------------------------------------------
11/30/99                      $8.32   $8.73      $8.31           $8.32        $8.33   $8.61
--------------------------------------------------------------------------------------------
11/30/00                       8.52    8.94       8.51            8.53         8.53    8.82
--------------------------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------------------------
Current dividend rate 2        5.15%   4.90%      4.49%           4.34%        4.84%   4.68%
--------------------------------------------------------------------------------------------
Taxable equivalent (a) 3       9.15    8.71       7.98            7.71         8.60    8.32
--------------------------------------------------------------------------------------------
Taxable equivalent (b) 3       9.54    9.08       8.32            8.04         8.97    8.67
--------------------------------------------------------------------------------------------
Current 30-day SEC yield 4     4.70    4.47       4.04            3.89         4.40    4.25
--------------------------------------------------------------------------------------------
Taxable equivalent (a) 3       8.35    7.95       7.18            6.91         7.82    7.55
--------------------------------------------------------------------------------------------
Taxable equivalent (b) 3       8.71    8.28       7.48            7.21         8.15    7.87
--------------------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes (a) maximum 43.74% combined federal income tax and New York state personal income tax rates or (b) maximum 46.02% combined federal, New York state, and New York City tax rates. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines



TOTAL RETURN FOR PERIODS ENDED 12/31/00 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (9/2/83)        (1/4/93)        (7/26/99)       (4/10/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           12.43%   7.08%  11.58%   6.58%  11.53%  10.53%  12.09%   8.40%
------------------------------------------------------------------------------
5 years          28.33   22.23   24.21   22.27   22.85   22.85   26.39   22.33
Annual average    5.11    4.10    4.43    4.10    4.20    4.20    4.79    4.11
------------------------------------------------------------------------------
10 years         95.54   86.34   81.75   81.75   79.69   79.69   88.44   82.23
Annual average    6.94    6.42    6.16    6.16    6.04    6.04    6.54    6.18
------------------------------------------------------------------------------
Annual average
(life of fund)    8.47    8.16    7.61    7.61    7.57    7.57    8.01    7.80
------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam New York Tax Exempt Income Fund

We have audited the accompanying statements of assets and liabilities of Putnam New York Tax Exempt Income Fund, including the fund's portfolio, as of November 30, 2000, and the related statement of operations for the year then ended, statement of changes in net assets for the year then ended and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1999 and the financial highlights for each of the years or periods in the four-year period ended November 30, 1999 were audited by other auditors whose report dated January 7, 2000 expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000 by correspondence with the custodian and brokers.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam New York Tax Exempt Putnam New York Tax
Exempt Income Fund as of November 30, 2000, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                      KPMG  LLP
Boston, Massachusetts
January 5, 2001


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THE FUND'S PORTFOLIO
November 30, 2000

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (99.7%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
New York (92.8%)
-------------------------------------------------------------------------------------------------------------------
     $    8,500,000 Dutchess Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Bard College Civic Fac.), 5 3/4s, 8/1/30                             A3         $    8,478,750
                    Erie Cnty.,
          2,470,000 Ser. C, AMBAC, 5 1/2s, 7/1/29                                         Aaa             2,451,475
          4,160,000 Ser. B, AMBAC, 5 3/8s, 7/1/20                                         Aaa             4,123,600
         13,750,000 Long Island, Pwr. Auth. NY Elec. Syst. IFB, 7 1/4s,
                    12/1/24 (acquired 5/19/98, cost $14,833,650) (RES)                    A-/P           13,853,125
          7,000,000 Metropolitan Trans. Auth., FRB, 7.8s, 4/1/25
                    (acquired 2/11/00, cost $6,684,580) (RES)                             A3              7,455,000
                    Metropolitan Trans. Auth. Rev. Bonds
         15,400,000 Ser. A, MBIA, 6 1/4s, 4/1/14                                          Aaa            17,171,000
          8,245,000 Ser. A, MBIA, 6 1/4s, 4/1/13                                          Aaa             9,234,400
          5,550,000 (Commuter Facs.), Ser. A, 6s, 7/1/24                                  BBB+            5,716,500
          5,480,000 Ser. A, MBIA, 6s, 7/1/12                                              Aaa             6,007,450
         11,020,000 (Trans. Facs.), Ser. A, 6s, 7/1/24                                    BBB+           11,350,600
          6,395,000 Ser. C, AMBAC, 5 5/8s, 7/1/27                                         Aaa             6,434,969
          5,000,000 Ser. A, AMBAC, 5 1/4s, 1/1/29                                         AAA             4,768,750
         10,275,000 Ser. A, FSA, 5 1/4s, 4/1/13                                           Aaa            10,441,969
         21,235,000 (Dedicated Tax Fund), Ser. A, FGIC,
                    4 3/4s, 4/1/28                                                        Aaa            18,686,800
                    Metropolitan Trans. Auth. Svcs. Contract Fac.
                    Rev. Bonds
          3,750,000 (Trans. Fac.), Ser. 3, 7 3/8s, 7/1/08                                 Baa             4,195,313
          3,000,000 (Trans. Fac.), Ser. 6, 7s, 7/1/09                                     AAA             3,105,300
         20,820,000 (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13                                 A              22,043,175
         12,500,000 (Commuter Fac.), Ser. O, 5 1/2s, 7/1/17                               A              12,750,000
         24,345,000 (Trans. Fac), Ser. O, 5 1/2s, 7/1/17                                  A              24,831,900
                    Nassau Cnty., G.O. Bonds, Ser. E, FSA
          1,125,000 6s, 3/1/20                                                            AAA             1,175,625
          2,790,000 6s, 3/1/19                                                            AAA             2,919,038
          2,735,000 6s, 3/1/18                                                            AAA             2,871,750
          3,465,000 6s, 3/1/16                                                            AAA             3,655,575
          2,580,000 5.9s, 3/1/15                                                          AAA             2,705,775
          6,500,000 NY City, City Transitional Fin. Auth. Rev. Bonds,
                    Ser. A, 5 3/4s, 8/15/24                                               Aa              6,621,875
                    NY City, G.O. Bonds
         12,325,000 Ser. B, 8 1/4s, 6/1/05                                                A              14,096,719
         18,675,000 Ser. B, MBIA, 6 1/2s, 8/15/11                                         AAA            21,242,813
         21,495,000 Ser. D, 6 1/2s, 11/1/10                                               AAA            24,396,825
          8,710,000 Ser. I, 6 1/4s, 4/15/27                                               A2              9,123,725
          4,700,000 Ser. I, 6 1/4s, 4/15/17                                               A2              4,982,000
            300,000 Ser. I, 6 1/4s, 4/15/17, Prerefunded                                  A3                330,000
         10,000,000 Ser. H, 6 1/8s, 8/1/25                                                A2             10,412,500
                    NY City, Indl. Dev. Agcy. Rev. Bonds
         17,350,000 (Visy Paper Inc.), 7.95s, 1/1/28                                      B/P            17,978,938
         19,000,000 (Brooklyn Polytech U. Project J), 6 1/8s, 11/1/30                     Baa3           19,023,750
          1,500,000 (Brooklyn Navy Yard Cogen. Partners),
                    5.65s, 10/1/28                                                        Baa3            1,381,875
          7,000,000 (Horace Mann School), MBIA, 5s, 7/1/28                                Aaa             6,431,250
                    NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
          6,500,000 (American Airlines, Inc.), 8s, 7/1/20                                 Baa1            5,841,875
         29,625,000 (American Airlines, Inc.), 6.9s, 8/1/24                               Baa1           30,698,906
         14,465,000 (Terminal One Group Assn.), 6 1/8s, 1/1/24                            A3             14,645,813
         18,250,000 (Terminal One Group Assn.), 6s, 1/1/19                                A3             18,432,500
          8,250,000 (British Airways), 5 1/4s, 12/1/32                                    A2              7,167,188
         10,750,000 NY City, Muni. Assistance Corp. IFB, Ser. 337B,
                    7.544s, 7/1/08 (acquired 3/19/98,
                    cost $13,344,611) (RES)                                               AA/P           12,617,813
         13,000,000 NY City, Muni. Wtr. & Swr. Fin. Auth. FRB,
                    11.594s, 6/15/11, (acquired 8/9/91,
                    cost $13,344,611) (RES)                                               Aaa            18,248,750
                    NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds                      Aaa            10,655,219
         10,000,000 Ser. A, 5 1/2s, 6/15/24                                               AA              9,912,500
          8,150,000 Ser. B, FGIC, 5 1/4s, 6/15/29                                         Aaa             7,773,063
         12,265,000 Ser. A, 4 3/4s, 6/15/31
         17,500,000 NY City, Muni. Wtr. & Swr. Fin. Auth. IFB,
                    MBIA, 5.92s, 6/15/08                                                  Aaa            18,221,875
          5,600,000 NY City, NY State Dorm. Auth. Lease Rev.
                    Bonds (Court Facs.), 6s, 5/15/39                                      A               5,838,000
          7,000,000 NY City, Transitional Fin. Auth., FRB, 8.05s,
                    11/15/29 (acquired 2/4/00, cost $6,788,320) (RES)                     AA/P            7,533,750
                    NY City, Transitional Fin. Auth. Rev. Bonds
         15,000,000 Ser. C, 5 1/2s, 5/1/25                                                Aa             15,018,750
          7,100,000 (Future Tax Secd.), Ser. A, 5s, 8/15/27                               Aa              6,540,875
                    NY State Dorm. Auth. Cap. Appn. Rev. Bonds
                    (State U.), Ser. B
         23,250,000 MBIA, zero %, 5/15/09                                                 Aaa            15,403,125
         53,490,000 MBIA, zero %, 5/15/08                                                 Aaa            37,376,138
         13,250,000 NY State Dorm. Auth. IFB, MBIA, 6.709s, 7/1/13
                    (acquired 10/22/97, cost $15,191,120) (RES)                           AAA/P          15,386,563
                    NY State Dorm. Auth. Rev. Bonds
          5,000,000 (NY Dept of Ed.), 7 3/4s, 7/1/21                                      Baa1            5,195,000
         18,800,000 (City U. Syst.), Ser. C, 7 1/2s, 7/1/10                               Baa1           21,808,000
          4,000,000 (State U. Athletic Fac.), 7 1/4s, 7/1/21                              A               4,144,800
          2,500,000 (Mount Sinai Hlth.), Ser. A, 6.6s, 7/1/26                             Baa1            2,562,500
          3,000,000 (Mnt. Sinai Hlth.), Ser. A, 6 1/2s, 7/1/25                            BBB+            3,112,500
          8,950,000 (State U. Edl. Fac.), Ser. A, FSA, 5 7/8s, 5/15/17                    AAA             9,643,625
         13,200,000 (State U. Edl. Fac.), Ser. A, 5 7/8s, 5/15/11                         A              14,190,000
         10,000,000 (Mental Hlth. Svcs. Fac.), Ser. A, 5 3/4s, 8/15/22                    A              10,112,500
          6,000,000 (NY U.), Ser. A, MBIA, 5 3/4s, 7/1/20                                 Aaa             6,322,500
         45,385,000 (U. Syst. Construction), Ser. A, 5 3/4s, 7/1/18                       Baa            47,257,131
         14,645,000 (U. Syst. Construction), Ser. A, 5 3/4s, 7/1/13
                    (2nd Gen)                                                             Baa            15,505,394
         10,000,000 (Columbia U.), Ser. A, 5 3/4s, 7/1/10                                 Aaa            10,862,500
         15,600,000 (U. Syst. Construction), Ser. A, 5 5/8s, 7/1/16                       A              16,185,000
         16,055,000 (State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/13                         A              16,697,200
         20,960,000 (Mental Hlth. Svcs. Fac. Impt. D), FSA,
                    5 1/4s, 8/15/30                                                       AAA            20,095,400
          3,000,000 (Westchester Cnty.), 5 1/4s, 8/1/18                                   Aa              2,977,500
          7,500,000 (Columbia U.), 5s, 7/1/22                                             Aaa             7,115,625
         13,750,000 (Colgate U.), MBIA, 4 3/4s, 7/1/28                                    Aaa            11,996,875
         23,250,000 (St. John's U.), MBIA, 4 3/4s, 7/1/28                                 AAA            20,285,625
         10,000,000 (NY & Presbyterian Hosp.), AMBAC,
                    4 3/4s, 8/1/27                                                        Aaa             8,700,000
          6,000,000 (Mental Hlth. Svcs. Fac.), Ser. C, MBIA,
                    4 3/4s, 8/15/22                                                       AAA             5,317,500
          8,000,000 NY State Energy Res. & Dev. Auth. Elec. Fac.
                    Rev. Bonds (LILCO), Ser. B, 5.3s, 11/1/23                             A-              7,430,000
         10,000,000 NY State Energy Res. & Dev. Auth. Gas Fac.
                    IFB (Brooklyn Union Gas Co.), Ser. B,
                    9.057s, 7/1/26                                                        A              11,650,000
                    NY State Energy Res. & Dev. Auth. Poll.
                    Control Rev. Bonds
         10,000,000 (Niagra Mohawk Pwr. Corp.), Ser. A, FGIC,
                    7.2s, 7/1/29                                                          Aaa            10,987,500
         26,000,000 (Niagara Mohawk Pwr. Corp.), Ser. A,
                    AMBAC, 5.15s, 11/1/25                                                 Aaa            24,602,500
          6,000,000 (Lilco Project), Ser. B, 5.15s, 3/1/16                                A-              5,692,500
         10,675,000 NY State Env. Fac. Corp. IFB (PA 221), 7.209s,
                    6/15/11 (acquired 11/24/97,
                    cost $12,993,315) (RES)                                               AAA/P          12,863,375
                    NY State Env. Fac. Corp. Poll. Control Rev. Bonds
         10,000,000 8.7s, 6/15/12 (acquired 11/24/97,
                    cost $12,803,212) (RES)                                               Aaa            12,037,500
          6,870,000 (State Wtr. Revolving Fund), Ser. B, 6.65s, 9/15/13                   Aaa             7,204,913
          5,265,000 (State Wtr. Revolving Fund), Ser. A, 6.55s, 9/15/10                   Aaa             5,528,250
                    NY State Hsg. Fin. Agcy. Rev. Bonds
          2,485,000 8s, 11/1/08                                                           A               2,540,913
          9,440,000 (Multi-Fam. Hsg. Insd. Mtge. Program), Ser. A,
                    FHA Insd., 7s, 8/15/22                                                Aa              9,876,600
          7,500,000 NY State Hsg. Fin. Agcy. Svcs. Contract Oblig.
                    Rev. Bonds, Ser. C, 7.3s, 3/15/21                                     AAA             7,820,025
                    NY State Local Govt. Assistance Corp. Rev. Bonds
         11,900,000 Ser. A, 6 1/2s, 4/1/20                                                AAA            12,219,634
         12,510,000 Ser. E, 6s, 4/1/14                                                    AA-            13,729,725
          6,000,000 Ser. E, AMBAC, 6s, 4/1/14                                             Aaa             6,562,500
                    NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
          1,965,000 (Mental Hlth. Svcs. Fac.), Ser. B, 7 7/8s, 8/15/20                    A               2,015,029
          3,145,000 (Mental Hlth. Svcs. Fac.), Ser. A, 7.8s, 2/15/19                      A               3,162,172
         24,775,000 (Mental Hlth. Svcs. Fac.), Ser. A, 7 1/2s, 2/15/21                    Aaa            25,419,150
          6,625,000 (Methodist Hosp. & Nursing Home), Ser. A,
                    FHA Insd., 6.7s, 8/15/23                                              AA              7,005,938
         12,325,000 Ser. A, AMBAC, FHA Insd., 6 1/2s, 8/15/29                             Aaa            13,495,875
          4,250,000 NY State Muni. Bond Bk. Agcy. Special Program
                    Rev. Bonds (Rochester), Ser. A, 6 3/4s, 3/15/11                       AAA             4,413,668
                    NY State Thruway Auth. Hwy. & Bridge Rev.
                    Bonds, Ser. A, FSA
          1,000,000 6s, 4/1/16                                                            AAA             1,071,250
          2,000,000 5.8s, 4/1/18                                                          AAA             2,092,500
          2,000,000 5 3/4s, 4/1/17                                                        AAA             2,092,500
                    NY State Urban Dev. Corp. Rev. Bonds
          8,000,000 9.1s, 1/1/11 (acquired 8/29/91, cost $8,669,307) (RES)                Aaa            10,150,000
          9,000,000 (Onondaga Cnty. Convention), 7 7/8s, 1/1/20                           Aaa             9,202,320
          5,250,000 (State Fac.), 5 3/4s, 4/1/12                                          A               5,551,875
          5,830,000 (Correctional Fac.), Ser. 7, 5.7s, 1/1/16                             A               5,961,175
         11,225,000 (State Fac.), 5.7s, 4/1/10                                            A              11,870,438
         19,100,000 5.6s, 4/1/15                                                          A              19,840,125
          7,710,000 (Correctional Fac), Ser. A, 5 1/2s, 1/1/09                            Baa             8,028,038
          8,600,000 Port Auth. NY & NJ Cons. Rev. IFB, 8.926s,
                    8/1/26 (acquired 8/29/91, cost $8,669,307) (RES)                      AA-             9,013,402
                    Port Auth. NY & NJ Rev. Bonds
          6,000,000 (Kennedy Intl. Arpt.), 6 3/4s, 10/1/19                                BB/P            6,150,000
          3,075,000 6 3/4s, 10/1/11                                                       BB/P            3,163,406
          7,750,000 St. Lawrence Cnty., Indl. Dev. Rev. Bonds
                    (St. Lawrence U.), Ser. A, MBIA, 5s, 7/1/28                           AAA             7,062,188
          4,220,000 Suffolk Cnty. Judicial Fac. Agcy. Svc. Agreement
                    Rev. Bonds (John P. Cohalan Complex),
                    AMBAC, 5s, 4/15/16                                                    Aaa             4,082,850
                    Suffolk Cnty., Indl. Dev. Agcy. Cont. Care Ret.
                    Rev. Bonds (Jefferson's Ferry), Ser. A
          4,000,000 7 1/4s, 11/1/28                                                       BB-/P           3,925,000
          4,000,000 7.2s, 11/1/19                                                         BB-/P           3,935,000
                    Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Peconic Landing), Ser. A
         10,200,000 8s, 10/1/30                                                           BB-/P          10,200,000
          5,000,000 8s, 10/1/20                                                           BB-/P           5,000,000
          3,000,000 Suffolk Cnty., Indl. Dev. Agcy. VRDN
                    (Peconic Landing), Ser. B, 7s, 10/1/30                                BB-/P           3,000,000
                    Triborough Bridge & Tunnel Auth. Rev. Bonds
         38,750,000 (Convention Ctr.), Ser. E, 7 1/4s, 1/1/10                             A              43,787,500
         10,965,000 6.95s, 1/1/12 (acquired 10/24/97,
                    cost $11,954,024) (RES)                                               A+             12,075,206
         18,850,000 Ser. X, MBIA, 6 5/8s, 1/1/12                                          Aa             21,630,375
         17,700,000 Ser. Y, 6s, 1/1/12                                                    Aa             19,359,375
         14,000,000 (Convention Ctr.), Ser. E, 6s, 1/1/11                                 A              15,102,500
         18,000,000 Triborough Bridge & Tunnel Auth. Special
                    Oblig. IFB, 9.677s, 1/1/12 (acquired 7/10/92,
                    cost $18,112,814) (RES)                                               Aaa            19,048,140
         10,000,000 Westchester Cnty., Hlth. Care Corp. Rev. Bonds,
                    Ser. A, 5 7/8s, 11/1/25                                               A               9,887,500
                                                                                                      -------------
                                                                                                      1,338,390,417

Puerto Rico (6.9%)
-------------------------------------------------------------------------------------------------------------------
                    Comnwlth. of PR, G.O. Bonds
          3,915,000 FSA, 6 1/2s, 7/1/13                                                   AAA             4,575,656
         11,110,000 FSA, 6 1/2s, 7/1/12                                                   AAA            12,943,150
                    PR Comnwlth. Hwy. & Trans. Auth. Rev. Bonds
          3,000,000 Ser. V, 6 5/8s, 7/1/12                                                A               3,138,750
          5,000,000 Ser. B, 6s, 7/1/26                                                    A               5,181,250
          3,500,000 Ser. B, MBIA, 5 7/8s, 7/1/35                                          AAA             3,653,125
         10,000,000 PR Elec. Pwr. Auth. IFB, MBIA, 9.318s, 7/1/07
                    (acquired 10/30/97, cost $13,651,251) (RES)                           A-/P           12,975,000
                    PR Elec. Pwr. Auth. Rev. Bonds
         10,000,000 Ser. AA, MBIA, 5 3/8s, 7/1/27                                         Aaa             9,987,500
          2,000,000 MBIA, 5s, 7/1/28                                                      Aaa             1,892,500
          7,000,000 PR Indl. Tourist Edl. Med. & Env. Control Facs.
                    Rev. Bonds (Cogen Facs. -- AES PR Project),
                    6 5/8s, 6/1/26                                                        Baa2            7,323,750
         20,000,000 PR Infrastructure Fin. Auth. Special Rev. Bond,
                    Ser. A, 5 1/2s, 10/1/40                                               AAA            20,100,000
         11,350,000 PR Tel. Auth. IFB, 8.373s, 1/1/20 (acquired 9/25/92,
                    cost $10,981,125) (RES)                                               A              12,074,575
          5,500,000 U. of PR Rev. Bonds, Ser. O, MBIA, 5 3/8s, 6/1/30                     AAA             5,465,625
                                                                                                     --------------
                                                                                                         99,310,881
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,377,273,571) (b)                                      $1,437,701,298
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,442,510,508.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $1,378,609,520 resulting in gross unrealized appreciation and depreciation of $72,672,339 and $13,580,561, respectively, or net unrealized appreciation of $59,091,778.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2000 was $175,332,199 or 12.2% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November
      30, 2000.

      The rates shown on IFB which are securities paying interest rates that vary inversely to changes in the market interest rates, VRDN's and FRB's are the current interest rates at November 30, 2000.

      The fund had the following industry group concentrations greater than 10% at November 30, 2000
      (as a percentage of net assets):

          Transportation       23.6%
          Education            22.3
          Utilities            14.8
          Housing              10.0

      The fund had the following insurance concentration greater than 10% at November 30, 2000 (as a percentage of net assets):

          MBIA                 18.3%


------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2000
                                   Aggregate Face  Expiration     Unrealized
                     Total Value        Value         Date       Appreciation
------------------------------------------------------------------------------
Municipal Bond
Index (short)        $90,276,719     $88,642,043      Dec-00      $1,634,676
Municipal Bond
Index (short)         13,575,938      13,480,842      Mar-01          95,096
------------------------------------------------------------------------------
                                                                  $1,729,772
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,377,273,571) (Note 1)                                    $1,437,701,298
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   26,676,499
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              775,415
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   10,211,697
-------------------------------------------------------------------------------------------
Total assets                                                                  1,475,364,909

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                  6,632,020
-------------------------------------------------------------------------------------------
Payable for variation margin                                                        607,008
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             2,725,739
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 18,876,748
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,331,057
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,796,270
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          181,366
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        39,421
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                         44,437
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              540,841
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               79,494
-------------------------------------------------------------------------------------------
Total liabilities                                                                32,854,401
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,442,510,508

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,411,027,239
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      2,145,459
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (29,360,145)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       58,697,955
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,442,510,508

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,276,566,177 divided by 149,806,276 shares)                                        $8.52
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.52)*                                $8.94
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($163,839,362 divided by 19,262,037 shares)+                                          $8.51
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($574,100 divided by 67,328 shares)+                                                  $8.53
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,530,869 divided by 179,550 shares)                                                $8.53
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.53)**                               $8.82
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended November 30, 2000
Tax exempt interest income:                                                    $ 90,666,741
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  7,294,424
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,102,760
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    49,765
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     60,807
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,582,045
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,490,618
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                 4,727
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 7,913
-------------------------------------------------------------------------------------------
Other                                                                               566,392
-------------------------------------------------------------------------------------------
Total expenses                                                                   13,159,451
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (552,108)
-------------------------------------------------------------------------------------------
Net expenses                                                                     12,607,343
-------------------------------------------------------------------------------------------
Net investment income                                                            78,059,398
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  3,753,419
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (4,492,409)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the year                                                33,564,874
-------------------------------------------------------------------------------------------
Net gain on investments                                                          32,825,884
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $110,885,282
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended November 30
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $   78,059,398   $   85,497,618
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                  (738,990)       1,116,256
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              33,564,874     (129,945,929)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                             110,885,282      (43,332,055)
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (69,713,623)     (75,849,480)
--------------------------------------------------------------------------------------------------
   Class B                                                             (8,395,485)      (9,468,710)
--------------------------------------------------------------------------------------------------
   Class C                                                                (21,533)          (2,809)
--------------------------------------------------------------------------------------------------
   Class M                                                                (81,200)        (107,145)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --      (14,917,571)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --       (2,141,288)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --          (22,120)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (162,013,857)    (135,867,274)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (129,340,416)    (281,708,452)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   1,571,850,924    1,853,559,376
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $2,145,459 and $2,713,116 respectively)                  $1,442,510,508   $1,571,850,924
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.32        $9.05        $9.02        $8.91        $8.97
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .45          .44          .43          .46          .48
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .20         (.65)         .13          .12         (.06)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .65         (.21)         .56          .58          .42
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.45)        (.44)        (.43)        (.47)        (.48)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.08)        (.10)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.45)        (.52)        (.53)        (.47)        (.48)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.52        $8.32        $9.05        $9.02        $8.91
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  8.07        (2.42)        6.47         6.69         4.92
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,276,566   $1,374,040   $1,620,108   $1,725,773   $1,873,649
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .82          .83          .83          .79          .81
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.40         5.02         4.79         5.19         5.47
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 14.86        13.24        31.55        81.95        59.60
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.31        $9.04        $9.00        $8.90        $8.95
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .39          .38          .37          .40          .42
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .20         (.65)         .14          .11         (.05)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .59         (.27)         .51          .51          .37
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.39)        (.38)        (.37)        (.41)        (.42)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.08)        (.10)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.39)        (.46)        (.47)        (.41)        (.42)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.51        $8.31        $9.04        $9.00        $8.90
-----------------------------------------------------------------------------------------------------
Total return at
net asset value  (%)(a)                 7.37        (3.06)        5.91         5.89         4.35
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $163,839     $195,618     $231,057     $227,747     $227,405
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.47         1.48         1.48         1.44         1.46
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.75         4.37         4.12         4.53         4.81
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 14.86        13.24        31.55        81.95        59.60
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                                 For the period
Per-share                            Year ended  July 26, 1999+
operating performance                  Nov. 30    to Nov. 30
--------------------------------------------------------------
                                        2000         1999
--------------------------------------------------------------
Net asset value,
beginning of period                    $8.32        $8.61
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income                    .38          .13
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .21         (.29)
--------------------------------------------------------------
Total from
investment operations                    .59         (.16)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.38)        (.13)
--------------------------------------------------------------
From net realized gain
on investments                            --           --
--------------------------------------------------------------
Total distributions                     (.38)        (.13)
--------------------------------------------------------------
Net asset value,
end of period                          $8.53        $8.32
--------------------------------------------------------------
Total return at
net asset value (%)(a)                  7.33        (1.87)*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                          $574         $356
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.62          .58*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.57         1.59*
--------------------------------------------------------------
Portfolio turnover (%)                 14.86        13.24
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.33        $9.05        $9.02        $8.91        $8.97
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .42          .41          .41          .43          .45
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .20         (.64)         .13          .12         (.06)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .62         (.23)         .54          .55          .39
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.42)        (.41)        (.41)        (.44)        (.45)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.08)        (.10)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.42)        (.49)        (.51)        (.44)        (.45)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.53        $8.33        $9.05        $9.02        $8.91
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  7.74        (2.60)        6.15         6.37         4.59
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,531       $1,837       $2,394       $1,865       $1,266
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.12         1.13         1.13         1.09         1.11
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.11         4.72         4.47         4.87         5.17
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 14.86        13.24        31.55        81.95        59.60
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
November 30, 2000

Note 1
Significant accounting policies

Putnam New York Tax Exempt Income Fund, ("the fund"), registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term New York tax exempt securities.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended November 30, 2000, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2000, the fund had a capital loss carryover of approximately $14,403,000 available to offset future net capital gain, if any, which will expire on November 30, 2007.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, dividends payable, unrealized gains and losses on certain futures contracts, market discount, and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2000, the fund reclassified $415,214 to decrease undistributed net investment income and $362,140 to increase paid-in-capital, with an decrease to accumulated net realized losses of $53,074. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million and 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.340% of the next $5 billion, 0.330% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended November 30, 2000, the fund's expenses were reduced by $552,108 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $6,180 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares respectively.

For the year ended November 30, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $48,904 and $168 from the sale of class A and class M shares, respectively, and received $258,697 and $30 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended November 30, 2000, Putnam Retail Management, Inc., acting as underwriter received $4,117 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended November 30, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $215,245,719 and $373,570,591, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                               Year ended November 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,596,899       $  79,546,246
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,814,548          40,091,993
---------------------------------------------------------------------------
                                            14,411,447         119,638,239

Shares
repurchased                                (29,681,557)       (246,023,619)
---------------------------------------------------------------------------
Net decrease                               (15,270,110)      $(126,385,380)
---------------------------------------------------------------------------

                                               Year ended November 30, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,037,911       $  69,406,077
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                6,202,528          54,056,393
---------------------------------------------------------------------------
                                            14,240,439         123,462,470

Shares
repurchased                                (28,090,322)       (242,247,284)
---------------------------------------------------------------------------
Net decrease                               (13,849,883)      $(118,784,814)
---------------------------------------------------------------------------

                                               Year ended November 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,359,442        $ 11,308,534
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  626,878           5,209,189
---------------------------------------------------------------------------
                                             1,986,320          16,517,723

Shares
repurchased                                 (6,271,133)        (52,010,608)
---------------------------------------------------------------------------
Net decrease                                (4,284,813)       $(35,492,885)
---------------------------------------------------------------------------

                                               Year ended November 30, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,296,832        $ 20,161,464
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  882,308           7,680,007
---------------------------------------------------------------------------
                                             3,179,140          27,841,471

Shares
repurchased                                 (5,201,015)        (44,927,760)
---------------------------------------------------------------------------
Net decrease                                (2,021,875)       $(17,086,289)
---------------------------------------------------------------------------

                                               Year ended November 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     47,880           $ 395,831
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,209              18,456
---------------------------------------------------------------------------
                                                50,089             414,287

Shares
repurchased                                    (25,546)           (212,734)
---------------------------------------------------------------------------
Net increase                                    24,543           $ 201,553
---------------------------------------------------------------------------

                                               For the period July 26, 1999
                                               (commencement of operations)
                                                       to November 30, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     45,038            $378,641
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      357               2,809
---------------------------------------------------------------------------
                                                45,395             381,450

Shares
repurchased                                     (2,610)            (21,951)
---------------------------------------------------------------------------
Net increase                                    42,785            $359,499
---------------------------------------------------------------------------

                                               Year ended November 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     10,018           $  83,412
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    8,640              71,990
---------------------------------------------------------------------------
                                                18,658             155,402

Shares
repurchased                                    (59,712)           (492,547)
---------------------------------------------------------------------------
Net decrease                                   (41,054)          $(337,145)
---------------------------------------------------------------------------

                                               Year ended November 30, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     52,379           $ 457,997
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   12,044             104,914
---------------------------------------------------------------------------
                                                64,423             562,911

Shares
repurchased                                   (108,190)           (918,581)
---------------------------------------------------------------------------
Net decrease                                   (43,767)          $(355,670)
---------------------------------------------------------------------------

Note 5
Change in independent accountants
(unaudited)

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as this funds' independent accountants and voted to appoint KPMG LLP for the fund's fiscal year ended November 30, 2000. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 24, 2000, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

Note 6
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

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learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

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New features will be added to the site regularly. So be sure to bookmark us at

http://www.putnaminvestments.com


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA  02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

David E. Hamlin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
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PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN051-67719  030/345/681  1/01